Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2012
Accrued and Unpaid Dividends for Preferred Stock Issuance

would be paid when and if declared by the Board of Directors. At December 31, 2012 and 2011, accrued and unpaid dividends for each respective preferred stock issuance were as follows:

	December 31
	2012	2011

Series A Preferred Stock	$3,325,667	$3,029,667
Series B Preferred Stock	3,807,154	3,346,402
Series C Preferred Stock	4,099,657	3,184,484

Total	$11,232,478	$9,560,553